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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              ------------------

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934



    Date of Report (Date of earliest event reported):       April 6, 2000
                                                     --------------------


                       Upgrade International Corporation
                       ---------------------------------
            (Exact name of registrant as specified in its charter)




   Washington                        0-27649                     58-244-1311
   ----------                        -------                     -----------
(State or other                    (Commission               (I.R.S. Employer
  jurisdiction                     File Number)              Identification No.)
of incorporation)


1411 Fourth Avenue - Suite 629 Seattle, Washington      98101
     (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (206) 903-3116
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Item 4. Changes in Accountant

Information related to a change of accountants as a result of the merger of Second CMA, Inc. into Upgrade International Corporation, pursuant to which Upgrade succeeded to Second CMA as a registrant under the Securities Exchange Act of 1934, is incorporated herein by reference to Upgrade's Form 10-QSB, filed May 15, 2000, under Part II, Item 5(B) Change in Accountant, p. 14.

The reply of Comiskey and Company, dated September 18, 2000, is included as an exhibit to this Form 8-K.

Item 5.

A. Resignation of David Zucker as Director

Effective September 1, 2000, David Zucker resigned as a member of the Board of Directors of Upgrade. Mr. Zucker cited the potential for a perceived conflict of interest between his board position and his position as President of EforNet Corporation, a subsidiary of Upgrade, as the reason for his resignation.

B. Private Placement

Upgrade announced that on September 8, 2000, it completed a private offering of its common stock. The common stock that was offered was not registered under the Securities Act of 1933 or approved by any state securities agency, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The offering was a best efforts no minimum offering by Upgrade of 408,164 shares at $12.25 per share, for total maximum proceeds of approximately $5,000,000. The sale was made to an accredited investor that resides outside of the United States. No money or other consideration was solicited or accepted by way of the announcement. The common stock that was offered has not been registered with or approved by any state securities agency or the U.S. Securities and Exchange Commission and was offered and sold pursuant to an exemption from registration. This disclosure on Form 8-K and the corresponding press release are not offers to sell securities and are not solicitations of offers to buy securities.

C. Letter of Intent to Acquire Cards & More

On September 7, 2000, Upgrade International Corporation ("Upgrade") executed a letter of intent with Cards & More Plastikkartenvertrieb GmbH ("Cards & More"), a private corporate group, pursuant to which Upgrade will acquire 60% of Cards & More in a cash transaction. The acquisition is subject to the negotiation of a definitive agreement and the receipt of any required regulatory or stockholder approvals.

D. Reincorporation

Effective September 18, 2000, Upgrade changed its state of incorporation to the state of Washington. Upgrade was previously a Florida corporation.

Item 7(c).  Exhibits

Exhibit No.    Description
-----------    -----------
16.1           Letter of Comiskey & Co.
99.1           Statement Regarding Changes in Accountant
99.2           Press Release Regarding $5 Million Private Placement
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


UPGRADE INTERNATIONAL CORPORATION



By: /s/ Daniel S. Bland                         9/22/00
------------------------------              ---------------
Name: Daniel S. Bland                           (Date)
Title:  President
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                                 EXHIBIT INDEX


Number  Description                                           Page No.
------  -----------                                           --------
16.1    Letter of Comiskey & Co.
99.1    Statement Regarding Changes in Accountant
99.2    Press Release Regarding $5 Million Private Placement